UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2020 (September 30, 2020)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 30, 2020, Agree Realty Corporation (the “Company”) issued a press release announcing the Company’s progress on September and third quarter rent collections.

A copy of the press release is furnished as Exhibit 99.1 to this report.

The Company has posted a copy of the press release in the Invest section of its website at www.agreerealty.com.

Item 8.01.	Other Events.

On October 2, 2020, the Company announced its weighted-average number of common shares outstanding for the three and nine months ended September 30, 2020. The following table computes the Company’s weighted-average number of common shares outstanding for the periods:

	Three Months Ended	Nine Months Ended
	September 30, 2020	September 30, 2020
Weighted-average number of common shares outstanding	53,902,541	50,818,154
Less: Unvested restricted stock	(180,585)	(180,585)
Weighted-average number of common shares outstanding used in basic earnings per share	53,721,956	50,637,569

Weighted-average number of common shares outstanding used in basic earnings per share	53,721,956	50,637,569
Effect of dilutive securities:
Share-based compensation	85,380	87,111
2019 ATM forward equity offerings	-	19,053
2020 ATM forward equity offerings	22,515	16,934
April 2020 forward equity offering	725,821	390,795
Weighted-average number of common shares outstanding used in diluted earnings per share	54,555,672	51,151,462

Operating Partnership Units ("OP Units")	347,619	347,619
Weighted-average number of common shares and OP Units outstanding used in diluted earnings per share	54,903,291	51,499,081

To account for the potential dilution resulting from the 2019 ATM forward equity offerings, 2020 ATM forward equity offerings, and April 2020 forward equity offering on earnings per share calculations, the Company used the treasury stock method to determine the dilution during the period of time prior to settlement. The impact of the offerings on the Company’s weighted-average diluted shares for the three months ended September 30, 2020 was 748,336 weighted-average incremental shares. The impact of the offerings on the Company’s weighted-average diluted shares for the nine months ended September 30, 2020 was 426,782 weighted-average incremental shares.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit	Description

99.1	Press release, dated September 30, 2020, entitled “Agree Realty Collects 99% of September Rent & Provides Third Quarter Rent Collections Update”.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: October 2, 2020	By:	/s/ Clayton R. Thelen
Clayton R. Thelen
Chief Financial Officer and Secretary